Exhibit 4.1



                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 18, 2002 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-84308) and related Prospectus of Claymore Securities Defined Portfolios, Series 121.

                                                   /S/ ERNST & YOUNG LLP
Kansas City, Missouri
April 18, 2002